UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2005

POLYPORE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-119224	57-1006871

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13800 South Lakes Drive, Charlotte, NC	28273

(Address of Principal Executive Offices)	(Zip Code)

(704) 587-8409
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results Of Operations and Financial Condition.

      On March 2, 2005, Polypore, Inc. (“Polypore”) issued a press release announcing its financial results for fourth quarter 2004 and full year 2004. A copy of the press release is furnished as Exhibit 99.1 hereto.

      Polypore will host a conference call for investors and security analysts to discuss these financial results at 9:00 a.m. Eastern Time on March 3, 2005. By press release dated February 22, 2005, the public was invited to listen to the conference call by telephone or by live webcast accessed through the Investor Relations area of Polypore’s website at www.polypore.net. A replay of the call will be available from 12:00 p.m. Eastern Time on March 3, 2005 until 12:00 a.m. Eastern Time on March 7, 2005 via telephone at 800-642-1687 (in the U.S.) or 706-645-9291 (international). Enter code 4165863. The call also will be archived on Polypore’s website.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release of Polypore, Inc. dated March 2, 2005

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYPORE, INC.
/s/ Frank Nasisi
Date: March 2, 2005	Frank Nasisi
President and Chief Executive Officer

Exhibit Index

Exhibit	Exhibit No.

Press Release dated March 2, 2005	99.1